UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 12, 2026 (June 12, 2026)

Date of Report (Date of earliest event reported)

Clough Global Opportunities Fund

(Exact name of registrant as specified in its charter)

Delaware	811-21846	20-4157961
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2100, Denver, CO	80290
(Address of principal executive offices)	(Zip Code)

(855) 425-6844
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On June 12, 2026, Clough Global Opportunities Fund (the “Fund”), a closed-end fund, issued a press release in connection with the Fund’s Board of Trustees’ renewal of its open-market share repurchase program pursuant to which the Fund may purchase, through June 30, 2027, up to 5% of its outstanding common shares in open-market transactions. Details of the press release can be found in the attached Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

The following Exhibit is filed as part of this Report.

Exhibit No.	Description
99.1	Clough Global Opportunities Fund - Press Release dated June 12, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026	By:	/s/ Christopher Moore
Christopher Moore
Secretary